News Release

Investor Relations Contact:
Douglas S. Sharp
Senior Vice President of Finance,
Chief Financial Officer and Treasurer
(281) 348-3232

News Media Contact:
Jason Cutbirth
Vice President, Marketing and
Corporate Communications
(281) 312-3085

Administaff to Become InsperityTM

•	New corporate identity to be formally introduced at 25-year anniversary event
•	New name reflects strategic expansion of services
•	Misconception eliminated to spur growth
•	ASF ticker symbol changes to NSP March 9

HOUSTON – Feb. 28, 2011 – Administaff, Inc. (NYSE:  ASF) today announced that it is changing its corporate identity and renaming the company Insperity, Inc., a leading provider of human resources (HR) and business performance solutions for America’s best businesses, effective March 3, 2011.  This milestone reflects the company’s evolution over the past 25 years from a professional employer organization (PEO), an industry it pioneered, to its current position as a comprehensive business performance solutions provider.

“The mission of Insperity is to help businesses succeed so communities prosper.  Our goal is to establish Insperity as the trusted advisor providing HR and business solutions to performance- driven companies,” said Paul J. Sarvadi, Insperity chairman and chief executive officer. “The values we have adhered to during our 25-year history are the foundation of our success, and those remain unchanged, as does our passion for helping businesses succeed.  Our corporate strategy is to increase value through a portfolio of businesses with recurring revenue streams, strong growth potential and substantial cross-selling opportunities to grow our core PEO business faster. This corporate identity change is a natural progression of the strategic evolution our company has undertaken and continues to position us as the industry leader.”

Insperity business strategy focuses on providing an Insperity Business Performance Advisor to understand the unique needs of each company and advise them as to the best method to improve productivity and profitability. The InsperityTM Workforce OptimizationTM solution is the most comprehensive business services bundle in the marketplace including payroll, employee benefits, workers’ compensation, and a complete HR infrastructure to provide employment administration, government compliance, policies and best practices, and training and development programs, among others. Insperity also offers additional business performance solutions such as performance management, expense management, time and attendance, organizational planning, employment screening, recruiting services, retirement services, business insurance and technology services, enabling companies to take advantage of the specific solutions that meet their currents needs.

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“Insperity captures the power and growth potential of our new strategy, and serves to eliminate any confusion about who we are and what we do,” said Jay E. Mincks, Insperity executive vice president of sales and marketing. “Our research indicated there were some misconceptions about the company given the former name, and we felt this change was essential in order to best position our industry-leading services and solutions. Insperity is a shining new identity that reflects our passion to help companies run better, grow faster and make more money.”

While the company has reached astounding success during its 25-year history, research showed a significant percent of business owners surveyed thought that Administaff was in the temporary staffing business.  The company is not, and has never been, in this line of business, but the name led to confusion.  This became more evident over the years, especially during the recession, and the corporate identity change has been implemented to eliminate any barriers that might limit the company’s ability to reach a broader audience.

Insperity will begin trading on the New York Stock Exchange under the new ticker symbol, NSP, effective, Wednesday, March 9 at which time the CUSIP number for the common stock will change from 007094105 to 45778Q 107.

A new advertising campaign, created and developed by Insperity’s marketing department, will launch this month and include television and radio commercials, as well as print and interactive advertising.  Jim Nantz, CBS sports commentator, who has joined Insperity’s national spokesperson team along with Arnold Palmer, will be featured in the campaign.
Insperity, a trusted advisor to America’s best businesses for more than 25 years, provides an array of human resources and business solutions designed to help improve business performance. Insperity Business Performance Advisors offer the most comprehensive Workforce Optimization solution in the marketplace that delivers administrative relief, better benefits, reduced liabilities and a systematic way to improve productivity.  Additional offerings include MidMarket Solutions, Performance Management, Expense Management, Time and Attendance, Organizational Planning, Employment Screening, Recruiting Services, Retirement Services, Business Insurance and Technology Services. Insperity business performance solutions support more than 100,000 businesses with over 2 million employees. With 2010 revenues in excess of $1.7 billion, Insperity operates in 58 offices throughout the United States.

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934).  You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “objective,” “target,” “assume,” “outlook,”“guidance,” “predicts,” “appears,” “indicator” and similar expressions.  Forward-looking statements involve a number of risks and uncertainties.  In the normal course of business, Administaff, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing.  Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results.  We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made.  These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict.  In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate.  Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements.  Among the factors that could cause actual results to differ materially are: (i) changes in general economic conditions; (ii) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (iii) the ability to secure competitive replacement contracts for health insurance and workers’ compensation contracts at expiration of current contracts; (iv) increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers and other insurers, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (v) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts; (vi) changes in the competitive environment in the PEO industry, including the entrance of new competitors and our ability to renew or replace client companies; (vii) our liability for worksite employee payroll and benefits costs; (viii) our liability for disclosure of sensitive or private information; (ix) our ability to integrate or realize expected returns on our Adjacent Business strategy, including acquisitions; and (x) an adverse final judgment or settlement of claims against Administaff.  These factors are discussed in further detail in Administaff’s filings with the U.S. Securities and Exchange Commission.  Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.

Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

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